UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT to SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT of 1934

Date of Report (Date of earliest event reported) August 25, 2020 (August 24, 2020)

SELECTIVE INSURANCE GROUP, INC.

(Exact name of Registrant as Specified in Its Charter)

New Jersey	001-33067	22-2168890
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 Wantage Avenue, Branchville, New Jersey	07890
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, Including Area Code   (973) 948-3000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $2 per share	SIGI	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 - Corporate Governance and Management

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 24, 2020, Selective Insurance Group, Inc. (the “Company”) received confirmation from the New Jersey Division of Revenue that the Certificate of Correction (the “Certificate of Correction”) to the Company’s Amended and Restated Certificate of Incorporation filed on May 4, 2010 (the “Amended and Restated Certificate of Incorporation”) was accepted for filing on August 17, 2020. The Certificate of Correction corrects inadvertently omitted text in Paragraph FOURTH of the Amended and Restated Certificate of Incorporation. The purpose of the Amended and Restated Certificate of Incorporation was to amend only Paragraph SEVENTH (Sections 7A and 7B) and Paragraph NINTH (elimination) to accomplish the necessary steps to declassify the Board of Directors. Paragraph FOURTH should have included the Preferred Stock provisions that were in such paragraph after the first sentence in the Restated Certificate of Incorporation, filed on June 17, 1986, as supplemented by the terms of the Series A Junior Preferred Stock in the Certificate of Amendment of Restated Certificate of Incorporation, filed on November 6, 1989. The Certificate of Correction is effective as of May 4, 2010. A copy of the Certificate of Correction is attached as Exhibit 3.1 hereto and incorporated herein in its entirety by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description of Exhibit

3.1	Certificate of Correction to Amended and Restated Certificate of Incorporation of Selective Insurance Group, Inc., dated August 17, 2020 and effective May 4, 2010
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SELECTIVE INSURANCE GROUP, INC.

	By:	/s/ Michael H. Lanza
Michael H. Lanza
Executive Vice President and General Counsel

Date: August 25, 2020